Dime Community Bancshares, Inc.

INVESTOR PRESENTATION

2011 STERNE AGEE FINANCIAL INSTITUTIONS INVESTOR CONFERENCE

FEBRUARY 18, 2011

Forward Looking Statement

Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified as such. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words "believes," "expects," "feels," "anticipates," "intends," "plans," "estimates," "predicts," "projects," "potential," "outlook," "could," "will," "may" or similar expressions.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. Actual results may differ materially from those expressed in or implied by these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following:

•the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company's control; •there may be increases in competitive pressure among financial institutions or from non-financial institutions;· •changes in the interest rate environment may reduce interest margins;·•changes in deposit flows, loan demand or real estate values may adversely affect the business of The Dime Savings Bank of Williamsburgh (the"Bank"); •changes in accounting principles, policies or guidelines may cause the Company's financial condition to be perceived differently;·•changes in corporate and/or individual income tax laws may adversely affect the Company's business or financial condition;· •general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or banking industry, may be less favorable than currently anticipated;· • legislation or regulatory changes may adversely affect the Company's business;· technological changes may be more difficult or expensive than what the Company anticipates;·•success or consummation of new business initiatives may be more difficult or expensive than what the Company anticipates;·•litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what the Company anticipates; and· •the risks referred to in the section entitled "Risk Factors."

Undue reliance should not be placed on any forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.

Who We Are

- Dime Savings Bank founded 1864 as a mutual savings bank in Williamsburg, Brooklyn
- Converted to Public Ownership in June 1996
- Community retail bank model

  with an emphasis on multifamily residential lending
- Help to grow to current size through 2 thrift acquisitions:
  - Pioneer Savings Bank, 1996
  - Financial Federal Savings Bank, 1999

Experienced Operators

The Management Team includes officers with many years of experience in commercial real estate and multifamily lending through numerous credit cycles in the New York market, including:

- Vincent Palagiano, Chairman/CEO, 40 years with Dime
- Michael Devine, President/COO, 39 years with Dime
- Kenneth Mahon, 1st Executive VP/CFO, 30 years with Dime
- Dan Harris, Executive Vice President, CLO, with over 30 years multifamily lending experience

And supported by numerous other officers in lending and loan servicing, many tenured more than 20 years with Dime

Insider Ownership*

The Executive Officers and Directors, and employees, have a significant ownership stake in the performance of the Company.

Vincent F. Palagiano – Chairman of the Board & CEO	992,104**	2.9%
Michael P. Devine – President and Chief Operating Officer	656,542**	1.9%
Kenneth J. Mahon – First Executive Vice President and CFO	428,958**	1.2%
All Directors and Executive Officers	5,114,891**	14.9%
All Directors and Executive Officers (Including Stock Options)	6,693,896	19.5%

* *Amounts per page 4 of the Company's proxy statement dated April 7, 2010.*
** *Amounts exclude vested stock options and include other non-beneficial ownership share amount (in which the executive officers have a personal interest).*

Prudent Branch Expansion

Strategically located De novo branches deepen the Dime footprint.

Opened in September 2010

Opened in June 2010

2nd Bay Ridge Branch to open in mid 2011



BRONX
SOUNDVIEW
PORT WASHINGTON
WHITESTONE
NASSAU
JACKSON HEIGHTS
BAYSIDE
SUNNYSIDE
FLUSHING
GLEN OAKS
WESTBURY
LONG ISLAND CITY
GARDEN CITY PARK
GREENPOINT
WILLIAMSBURGH
QUEENS
BELLMORE
BROOKLYN HEIGHTS
MERRICK
BROOKLYN
VALLEY STREAM
MIDWOOD
BORO PARK
CEDARHURST
KINGS HIGHWAY
BENSONHURST
MARINE PARK

25 Branch locations currently open.

Average size of branches that have been open over 1 year = $99 million

Balance Sheet Review

	As of or for the Three Months Ended December 31,			
	2010	2009	*change*	
Total Assets	**$ 4,040,295**	**$ 3,952,274**	**$ 88,021**	*2.2% increase*
Total Loans	3,473,492	3,395,675	$ 77,817	*2.3% increase*
Total Deposits	2,350,581	2,216,836	$ 133,745	*5.7% increase*
Consolidated Tangible Equity	279,219	243,938	$ 35,281	*14.5% increase*
% of tangible assets	*7.01%*	*6.26%*	*0.75%*	
Non-performing loans	$20,168	$11,294		

($ in thousands)

Balance Sheet Composition

Loans comprise 86% of assets; 148% Loan to Deposit Ratio

Assets



Cash/ short-term Investments 5%
All Other 6%
Investments/ MBS 6%
Loans 86%
Cash/short-term Investments 2%
Investments/MBS 6%
Loans 86%
All Other 6%

Liabilities and Equity



Equity 8%
All Other 3%
Borrowings 31%
Deposits 58%
Deposits 58%
Borrowings 31%
Equity 8%
All Other 3%

Note: as of December 31, 2010.

Financial Performance Review
Three Months Ended December 31, 2010

1. Core Earnings Per Share $0.33
2. Net Interest Margin 3.71%
3. Core Return on Average Tangible Equity 13.3%
4. Core Return on Average Assets 1.11%
5. Efficiency ratio 41.9%

2010 P&L Line Items

2010 REPORTED EPS = $1.24

1. **OTTI credit charges of $7.9 million (4 cents per share)**
2. **Loan credit costs of $11.2 million (20 cents per share)**

New York City

*Types of Housing**



Renter-
Occupied
64%
Mitchell-
Lama
2%
1 to 4 Family
24%
Co-op
8%
Condo, 2%

* *Housing stock equals 3,328,648 units.*

Source: 2008 New York City Housing and Vacancy Survey and census data.

Loan Portfolio Composition

At December 31, 2010


Construction
1%
Traditional
1 to 4 Family
3%
Pure Commercial
13%
Multifamily/
Mixed Use
83%

Real Estate Loan Portfolio Composition

Real Esate Loan Portfolio as of December 31, 2010					
	Description	Total Balance*	Current LTV	DSR	%of Portfolio
Traditional 1 to 4 Family / COOP Unit	Primary Residence	117,426,000	51%	N/A	3.4%
Multi Family/ Mixed Use Portfolio	MultiFamily Residential	1,425,360,000	59%	1.7	41.1%
	MultiFamily (Commercial Rents < 50%)	833,571,500	58%	1.9	24.1%
	Mixed Use (Commercial Rents > 50%)	365,065,000	58%	1.7	10.5%
	Co-op Building Underlying Mortgage	249,554,500	17%	2.9	7.2%
Commercial Real Estate	Pure Commercial Real Estate	460,745,000	55%	1.9	13.3%
Construction	Construction loans	$14,217,000	N/A	N/A	0.4%
	Grand Total	**$3,465,939,000**	**51%**	**2.1**	**100.0%**

* Excludes unamortized loan origination costs of $5.0 million. Including consumer loans of $2.5 million, total loans were $3.473 billion.

Loan Originations


Total Originations
Average Loan Origination Rate
Average 5-Year Treasury Rate
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$574.5
$1,086.7
$465.6
$541.7
5.26%
2007
2008
2009
2010
$ in millions

Debt Service & Loan-to-Value Ratios on New Loans



$ in millions
Weighted average consistently below 70%
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$574.5
Average:
DSR = 1.53
LTV = 63%
$1,086.7
Average:
DSR = 1.47
LTV = 59%
$465.6
Average:
DSR = 1.96
LTV = 52%
$541.7
Average:
DSR = 2.01
LTV = 53%
2007
2008
2009
2010

Repricing Loans



$ in millions
26% of the Loan Portfolio reprices within the next 24 months
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Annual Repricings
Cumulative Repricings
$451.5
5.45%
$423.3
5.73%
$844.0
5.78%
$538.1
5.82%
$581.0
5.76%
$135.0
5.75%
$161.7
5.75%
$99.9
5.75%
$183.2
5.77%
2011
2012
2013
2014
2015
2016
2017
2018
Beyond 2018
$ in millions

Low Level of Non-Performing Assets

Dime is an industry leader in loan quality, with a low level of non-performing assets….



Non-performing assets as % of Loans + ORE
DCOM
Industry Median
Industry Average
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.59%
4.10%
5.40%
Sep-2010

Source: SNL Thrift Investor (3rd Quarter 2010)

Funding Liabilities

December 31, 2009


Trust Preferred / Subordinated Notes 3%
Borrowings 35%
Deposits 62%
Deposits
Borrowings
Trust Preferreds / Subordinated Notes

December 31, 2010


Trust Preferreds 2%
Borrowings 33%
Deposits 65%
Deposits
Borrowings
Trust Preferreds

Maturing Borrowings

December 31, 2010 - Total Borrowings = $1.19 billion[1]
Weighted Average Duration = 3.5 years



$ in thousands
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
3.68%
3.83%
2.52%
3.01%
2.76%
4.26%
2011
2012
2013
2014
2015
Beyond

[1] Excludes $68.5 million 7% trust preferred borrowing that matures in 2034.

CD Maturities -Upcoming 4 Qtrs



$ in millions
December 31, 2010
$250.0
$200.0
$150.0
$100.0
$50.0
$-
1.51%
1.67%
1.53%
1.51%
Q1
Q2
Q3
Q4

Weighted Average Duration of all CD's = 15.7 Months at December 31, 2010

Weighted Average Duration of all CD's = 15.5 Months at December 30, 2009

Focus on Profitable Deposits


December 31, 2009
Total Deposits = $2.22 billion
Prime Dime 4%
Other Checking 6%
Money Mkt / Passbook Savngs 45%
CDs 43%
December 31, 2010
Total Deposits = $2.35 billion
Prime Dime 4%
Other Checking 6%
Money Mkt / Passbook Savings 45%
CDs 45%

13.0% Growth in Checking Accounts since December 2009

DIME'S DEPOSIT SHARE

	2010 Market Share Rank	2010 Number of DIME Branches	Deposits in Market ($000)	Total Market Share (%)	Total Bank Deposits in Market ($000)
BROOKLYN	9	9	$ 930,790	2.70%	$ 34,475,800
QUEENS, NY	13	8	$ 828,698	2.00%	$ 41,386,700
NASSAU COUNTY	15	7	$ 611,552	1.12%	$ 54,496,200
BRONX, NY	18	1	$ 68,775	0.67%	$ 10,219,100

Data as of June 30, 2010 Source: FDIC

TURNOVER RATE

for NYC Commercial Real Estate

The turnover rate for buildings—the ratio of the number of buildings sold compared to the existing stock of buildings—hit a 25-year low of 0.87% in 2009. During the previous two recessions, the turnover rate fell only as far as 1.6%. Over the last 25 years the average turnover rate has been 2.6%.

	2007 TRANSACTIONS	2008 TRANSACTIONS	2009 TRANSACTIONS	2010 TRANSACTIONS
NEW YORK CITY WIDE TRANSACTIONS	4,600 (e)	- - -	1,436	1,598
MANHATTAN ONLY	1,900	600	404	545
BROOKLYN ONLY	1,650	975	479	516
QUEENS ONLY	1,050	- - -	336	298
BRONX/STATEN ISLAN	- - -	- - -	217	199
25-YEAR AVERAGE TURNOVER	2800(e)			

Source: Massey Knakal Realty Services, January 2011


EPS Composition
pro forma = $ 0.87 $ 0.67 $ 0.94 $ 1.21 $ 1.48
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$ per Share
$ 0.87
$ 0.67
$ 0.85
$ 0.79
$ 1.24
2006
2007
2008
2009
2010
Year
Reported EPS
OTTI
Provisions

From Crain's NY Business…

According to real estate firm Massey Knakal Realty Services, total New York City real estate dollar volume was $14.5 billion in 2012, compared to $6.3 billion in 2009. While a strong rebound, activity remains well below the peak of $62 billion in 2007.

The market is expected to be bifurcated, with strong demand for high-quality properties in Manhattan exceeding supply and a large supply of distressed properties placing downward pressure on distressed asset pricing. Massey Knakal forecasted between $22 billion and $25 billion of volume for 2011 and expects much of the note sales will be concluded this year.

Cap rates are generally in the mid-5% to low-6% range for investment properties for core assets, but higher for Class B and distressed assets.

Dime's CRA Assessment Area:

Multifamily Originations ONLY


2011
2010
2009
2008
2007

2007	$	9.031	billion actual
2008	$	11.398	" "
2009	$	3.997	" "
2010	$	4.582	billion estimate
2011	$	6.952	billion forecasted

Source: Actual Data: Home Mortgage Disclosure Act reports, 2007, 2008, 2009

2007 HMDA Data on NYC Bank Lending...

2007 Rank	Institution Name	Count	Mkt Share #	Total Dollar Amount ($000's)	Mkt Share $	Average Loan Size ($000's)
1	WASHINGTON MUTUAL BANK	991	23.1%	1,621,053	18.0%	1,636
2	SOVEREIGN BANK	304	7.1%	976,670	10.8%	3,213
3	GERMAN AMERICAN CAPITAL CORP	51	1.2%	905,002	10.0%	17,745
4	DEUTSCHE BANC MORTGAGE CAPITAL	102	2.4%	623,403	6.9%	6,112
5	NEW YORK COMMUNITY BANK	193	4.5%	559,310	6.2%	2,898
6	WACHOVIA BANK NA	31	0.7%	505,100	5.6%	16,294
7	NATIONAL COOP BANK, FSB	287	6.7%	480,045	5.3%	1,673
8	**DIME SAVINGS BANK OF WMSBG**	**146**	3.4%	**365,537**	4.0%	**2,504**
9	CITIBANK, N.A.	120	2.8%	282,238	3.1%	2,352
10	ASTORIA FEDERAL SAVINGS & LOAN	197	4.6%	234,345	2.6%	1,190
11	FLUSHING SAVINGS BANK, FSB	343	8.0%	165,761	1.8%	483
12	GREENPOINT MORTGAGE FUNDING	272	6.4%	161,240	1.8%	593
13	NORTH FORK BANK	71	1.7%	156,850	1.7%	2,209
14	DB BERKSHIRE MORTGAGE INC	29	0.7%	132,238	1.5%	4,560
15	COUNTRYWIDE REAL ESTATE FIN	85	2.0%	128,865	1.4%	1,516
16	CAPITAL ONE NA	103	2.4%	78,896	0.9%	766
17	HSBC BANK USA, NA	36	0.8%	57,943	0.6%	1,610
18	LEHMAN BROTHERS BANK, FSB	83	1.9%	41,348	0.5%	498
19	WELLS FARGO BANK, NA	36	0.8%	36,793	0.4%	1,022
20	EMIGRANT FUNDING CORPORATION	60	1.4%	31,494	0.3%	525
	Sub Total of Top Lenders	3,540	82.7%	7,544,131	83.5%	
	All Lenders(117)	4,281	100.0%	9,030,936	100.0%	

Top Twenty NYC Multifamily Lenders in 2007…

2007 **(ranked by market share $)**

1 WASHINGTON MUTUAL BANK
2 SOVEREIGN BANK
3 GERMAN AMERICAN CAPITAL CORP
4 DEUTSCHE BANC MORTGAGE CAPITAL
5 NEW YORK COMMUNITY BANK
6 WACHOVIA BANK NA
7 NATIONAL COOP BANK, FSB
8 DIME SAVINGS BANK of WMSBG
9 CITIBANK, N.A.
10 ASTORIA FEDERAL SAVINGS & LOAN
11 FLUSHING SAVINGS BANK, FSB.
12 GREENPOINT MORTGAGE FUNDING
13 NORTH FORK BANK
14 DB BERKSHIRE MORTGAGE INC
15 COUNTRYWIDE REAL ESTATE FIN
16 CAPITAL ONE NA
17 HSBC BANK USA, NA
18 LEHMAN BROTHERS BANK, FSB
19 WELLS FARGO BANK, NA
20 EMIGRANT FUNDING CORPORATION

Ten Lenders remaining by 2008…

2008 **(ranked by market share $)**

3 SOVEREIGN BANK

2 NEW YORK COMMUNITY BANK
6 WACHOVIA BANK NA
8 NATIONAL COOP BANK, FSB
4 DIME SAVINGS BANK of WMSBG
9 CITIBANK, N.A.
7 ASTORIA FEDERAL SAVINGS & LOAN
11 FLUSHING SAVINGS BANK, FSB.

10 CAPITAL ONE NA
13 HSBC BANK USA, NA

Seven lenders remaining by 2009…Dime ranked #2

2009 **(ranked by market share $)**

5 SOVEREIGN BANK

1 NEW YORK COMMUNITY BANK

3 NATIONAL COOP BANK, FSB

2 DIME SAVINGS BANK of WMSBG

4 FLUSHING SAVINGS BANK, FSB.

11 CAPITAL ONE NA

20 HSBC BANK USA, NA

…A crowded field for New York City multifamily properties…

Sovereign | Santander

FannieMae

The NYCB Family of Banks

DiME Since 1864

Signature SIGNATURE BANK

INVESTORS SAVINGS BANK

FLUSHING Commercial • Business • Consumer Bank

ASTORIA

Northfield Bancorp

…loan spreads for our core product are at cyclical highs even though coupon rates are at cyclical lows…



Historical CRE Loan Spreads
Weighted average coupons today approximate 4.75% for 5/5 year "typical Dime loans"
Loan Spreads
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Curve represents the Weighted Average Loan Coupon for the quarter, less the comparable term US Treasury Yield .

…which can only mean that "cost of funds" has no where to go but up…

Weighted average coupons today approximate 4.75% for 5/5 year "typical Dime loans"

Historical CRE Loan Spreads vs. Cost of Funds


CRE Curve represents the Weighted Average Loan Coupon for the quarter, less the comparable term US Treasury Yield.

…So what is the investment thesis?

- Expect short-term interest rates to stay low until unemployment drops to around 7%. In the meantime, anticipate a very good level of spread earnings.
- More than ever, banks are looking like regulated utilities: look for certainty of dividends, predictable stream of profits, franchise value.
- Expect a steady stream of M&A activity over the next several years as managements tire of burdensome, intrusive regulatory oversight.

- Dime Community Bancshares:
  - Low risk model in two strong NYC markets: deposits and multifamily
  - Highly efficient operating expense model
  - Simple-to-analyze business and financial model
  - Long term track record of best-in-class TOTAL RETURNS

Peer Group Total Returns (through Nov 2010)

		One Year			Five Year			Ten Year
Rank	Institution	Total Return % [1]	Rank	Institution	Total Return % [1]	Rank	Institution	Total Return % [1]
1	NY Community	52.88	1	Signature Bank	52.48	1	First Niagara Financial	360.31
2	Sterling Bancorp	43.97	2	New York Commun	40.55	2	New York Community	261.85
3	Signature Bank	41.70	3	Dime Community	14.08	3	Dime Community	220.47
4	Provident Financial	35.07	4	Investors Bancorp,	13.64	4	Flushing Financial	162.79
5	Flushing Financial	28.28	5	First Niagara Financia	4.57	5	Signature Bank	109.65
6	Dime Community	26.81	6	NewAlliance Bancs	(1.30)	6	Sterling Bancorp	50.81
7	OceanFirst Financial	24.04	7	Flushing Financial	(4.20)	7	OceanFirst Financial	29.95
8	Astoria Financial	20.72	8	Provident Financial	(10.41)	8	Valley National	25.18
9	NewAlliance Bancs	15.84	9	Valley National Banc	(18.38)	9	Investors Bancorp,	15.57
10	Sun Bancorp, Inc.	15.32	10	OceanFirst Financial	(36.72)	10	Astoria Financial	14.36
11	Investors Bancorp	11.16	11	Sterling Bancorp	(39.76)	11	NewAlliance Banc	10.23
12	Valley National Banc	4.91	12	Astoria Financial	(47.09)	12	Provident Financial	8.26
13	First Niagara Financ	(1.63)	13	Sun Bancorp, Inc.	(74.62)	13	Smithtown Bancorp	(13.95)
14	Smithtown Bancorp	(41.63)	14	Smithtown Bancorp	(77.27)	14	Sun Bancorp, Inc.	(30.57)

Thank you.



< Main Office
Havemeyer Street, Williamsburgh, Brooklyn

Garden City Park Branch >
Opened September 2010


DIME